EXHIBIT G pg 1 of 4

Court No: 12515
Estate No: 51-886878

In The Matter Of The Proposal Of
INTELISYS AVIATION SYSTEMS OF AMERICA INC.
(the "Debtor")

MINUTES OF RECONVENED MEETING OF CREDITORS
to consider the proposal (the "Proposal") of the Debtor
held at 2:00 pm, September 29, 2006
at the office of A.C. Poirier & Associates Inc. (the "Trustee")
Unit 100 – 1405 Mountain Road, Moncton, NB

Robert Powell of the Trustee acted as the Chairman and Secretary of the meeting.

There being a quorum, the Chairman declared the meeting to be duly constituted. All parties present were requested to sign the attendance sheet. The claims register and attendance sheet are attached hereto.

The Chairman reported that ACOA and the Debtor had been negotiating amendments to the Proposal and that there continued to be a number of issues where agreement had not been reached. The Chairman also reported that Mr. Ralph Eisenschmid (one of the two directors of the Debtor companies) had sent a letter earlier in the morning revoking authority given to Mr. Jock English to file the Proposal. A copy of that letter is attached to these minutes.

Given the foregoing, the Chairman recommended that there be an adjournment of the meeting to Tuesday October 3, 2006 at 10:00 am. ACOA moved a resolution to adjourn as recommended by the Chairman. There being no objections, the Chairman declared the meeting adjourned as aforesaid.

CHAIRMAN/SECRETARY

[signature]

Attachments: Attendance Sheet
Claims Register
Letter from Ralph Eisenschmid

A.C. Poirier & Associates Inc. - Trustee
CLAIMS REGISTER
IN THE MATTER OF THE PROPOSAL OF
INTEL_ASAI - INTELISYS AVIATION SYSTEMS OF AMERICA INC.

EXHIBIT 6 pg 2 of 4

N°	Name	Amount of Claim	Proof Filed	Amount Filed	Vote Class	Claim Status	Amount Admitted	Rank	Prox File
Unsecured									
1	American Stock Transfer & Trust	1.00	No	0.00		N	0.00		N
2	Atlantic Canada Opportunities Agency Ms. Bonnie Christie	886,599.00	Yes	851,414.89		Y	851,414.89		N
3	David Lubin & Associates	2,000.00	No	0.00		N	0.00		N
4	Medallion Capital Corp.	6,747.29	No	0.00		N	0.00		N
5	PR Newswire	270.00	No	0.00		N	0.00		N
6	Sherb & Co., LLP	43,500.00	Yes	41,795.00		Y	41,795.00		N
7	The Depository Trust Company	1,120.00	No	0.00		N	0.00		N
Total - Unsecured		**940,237.29**		**893,209.89**			**893,209.89**		
Contingent									
8	Mr. Don Orr	1.00	Yes	148,978.40		Y	148,978.40		N
Total - Contingent		**1.00**		**148,978.40**			**148,978.40**		
Number of Creditors Printed = 8		**940,238.29**		**1,042,188.29**			**1,042,188.29**		

EXHIBIT 6 pg 3 of 4

ATTENDANCE SHEET

Creditor Meeting, September 29, 2006

Location:
A.C. Poirier & Associates Inc.
Unit #100, ATCAN PLAZA, 1405 Mountain Road, Moncton, NB

In the Matter of the Joint Proposal of
INTELISYS AVIATION SYSTEMS OF AMERICA INC.

NAME	REPRESENTING	SIGNATURE	AMOUNT OF CLAIM
Robert Powell	Trustee	[signature]	
Jock English	Debtor	[signature]	
Dan Rozon	Grant Thornton	[signature]	N/a
Don Boudreau	ACOA	[signature]	
Bonnie Christie	ACOA	[signature]	851,414.09
Kevin Comeau	Intelisys	[signature]	—
Frank Kays	Intelisys	[signature]	
Lillian Sunette	CRA	[signature]	OBSERVER
S. Fortune	BNB		

InteliSys Aviation
Systems Inc.
815 Bombardier
Shediac
N.B. Canada
E4P 1H9

InteliSys AVIATION SYSTEMS INC.

EXHIBIT 6 pg 4 of 4

September 29, 2006

Jock English
InteliSys Aviation Systems of America Inc.
815 Bombardier Street
Shediac, New Brunswick
E4P 1H9

RE: Revocation of Authority Granted on July 19th 2006

Mr. Jock English,

On the 19th of July, 2006, the Board of Directors granted you the authority to execute documents in connection with the development of a proposal for presentation to its creditors.

Based on advice from our corporate counsel, I do hereby revoke this authority effective immediately. From henceforth, all decisions pertaining to any of Convergix Inc., Cynaptec Inc., InteliSys (NS) Co., InteliSys Acquisition Inc., InteliSys Aviation Systems Inc. and InteliSys Aviation Systems of America Inc. shall be made by a quorum of members of the Board of Directors and in accordance with the companies' respective articles of incorporation and corporate by-laws.

Yours truly,

Ralph Eisenschmid
President and CEO
Chairman of the Board

CC Robert Powell, A.C. Poirier
Daniel Rozon, Grant Thornton – Toronto
Jean-Marc Delaney, Grant Thornton – Moncton
David Lubin, Lubin and associates

telephone
U.S. and Canada
[illegible]
from elsewhere
[illegible]
fax
[illegible]

web
[illegible]

email
[illegible]

EXHIBIT H pg 1 of 11

Court No. 12515
Estate No. 51-886878

IN THE COURT OF QUEEN'S BENCH OF NEW BRUNSWICK
IN BANKRUPTCY AND INSOLVENCY
JUDICIAL DISTRICT OF SAINT JOHN

IN THE MATTER OF THE PROPOSAL OF
INTELISYS AVIATION SYSTEMS OF AMERICA INC.
Having its head office in the town of
Shediac, Province of New Brunswick

SECOND AMENDED PROPOSAL

(Amended at the Meeting of Creditors Held September 29, 2006 at 2:00 pm and re-convened October 3, 2006 at 10:30 am). This Second Amended Proposal supersedes and replaces the original proposal dated August 31, 2006 and the amended proposal dated September 12, 2006)

INTELISYS AVIATION SYSTEMS OF AMERICA INC., the above-named debtor (hereinafter called the ''Corporation'') hereby submits the following second amended proposal (the "Proposal") under the Bankruptcy and Insolvency Act (the ''Act''):

Secured Creditors

1. Payment of the claims of the secured creditors shall be made in the following manner:

> The holders of secured claims shall be paid in accordance with the present arrangements existing between the Corporation and the holders of secured claims, or as may be arranged between the Corporation and the holders of secured claims.

Preferred Claims

2. Payment in priority to all other claims of all claims directed by the said Act to be so paid in the distribution of the property of a bankrupt shall be provided for as follows:

> Preferred creditors will accept in full and final settlement the funds and Newco Notes from the Joint Proposal of Conversix Inc., Cynaptec Information Systems Inc., Intelisys (NS) Co., Intelisys Acquisition Systems Inc., ("Canadian Intelisys Group of Companies") in full and final settlement of any and all obligations of the Corporation.

Fees and Expenses

3. Provision for payment of all proper fees and expenses of the trustee, of

the financial advisor Grant Thornton Limited and the legal costs of the trustee and the Corporation on and incidental to the proceedings arising out of this proposal, including the preparation of this proposal, shall be paid in priority to all claims of preferred and ordinary creditors or as arranged with the Corporation.

Crown Claims

4. All claims of Her Majesty in right of Canada or a province of a kind that could be subject to a demand under subsection 224(1.2) of the Income Tax Act (Canada) or under any substantially similar provision of provincial legislation and that were outstanding on the date of the filing of the notice of intention shall be paid in full within 90 days of the date of court approval of this proposal.

Ordinary Creditors - Unsecured Claims

5. Provision for settlement of all claims of ordinary creditors, being those persons with claims not referred to in paragraphs 1 to 4 inclusive of this proposal, including claims of every nature and kind whatsoever, whether due or not due for payment as of the date of this proposal, and including contingent or unliquidated claims arising out of any transaction entered into by the Corporation prior to the date of this proposal, which creditors shall herein be referred to as ''ordinary creditors'', shall be made as follows:

> The first $1,250 of each Ordinary claim shall be paid in full within two months of Court Approval of this Proposal, as to the balance of the claims, Ordinary creditors will accept in full and final settlement the funds and Newco Notes from the Joint Proposal of the Canadian Intelisys Group of Companies in full and final settlement of any and all obligations of the Corporation.

Deemed Approval of the Joint Proposal of the Canadian InteliSys Group of Companies

6. Approval of this proposal by the Statutory majority of creditors of the Corporation shall be deemed to be approval of the Joint Proposal of the Canadian InteliSys Group of Companies attached as schedule "A" hereto.

Trustee

7. R.C. Poirier & Associates Inc., of the City of St. John, in the Province of New Brunswick, shall be the trustee under this proposal.

EXHIBIT H pg 3 of 11

Compromise Effective for all Purposes

9. The payment, compromise or other satisfaction of any Claim under this Proposal shall be binding upon such Creditor, its heirs, executors, administrators, successors and assigns, for all purposes and shall also be effective to relieve any third party directly or indirectly liable for such indebtedness, whether as guarantor, indemnitor, tenant, director, joint covenantor, principal or otherwise.

Income Taxes

9. The Corporation, upon acceptance of this Proposal by its creditors and approval by the Court, irrevocably undertakes that it will not claim any Canadian Residual Losses in any future Canadian income tax filings. "Canadian Residual Losses" are those capital losses and non-capital losses existing as at August 3, 2006, less the amount of debt forgiveness resulting from the completion of this Proposal. The Corporation further undertakes to advise the Canada Revenue Agency, in writing, of this undertaking.

Certificate of Full Performance

14. Payment of the funds provided for in section 5 of this Proposal and the issuance of a certificate of full performance of proposal in connection the Joint Proposal of the Canadian Group of Intelisys Companies shall constitute full performance in accordance with section 65.3 of the Act and the Trustee shall, upon receipt, issue a certificate of full performance.

Dated at Moncton, New Brunswick this 3rd day of October, 2006.

INTELISYS AVIATION SYSTEMS OF AMERICA INC.

By: ______________________

Jock English, C.O.O.

EXHIBIT H pg 4 of 11

Schedule 'A' pg 1 of 8

Court Numbers: 12381, 12382, 12383, 12384, and 12385
Estates Numbers: 51-879293, 879309, 879319, 879326, and 879332

IN THE COURT OF QUEEN'S BENCH OF NEW BRUNSWICK
IN BANKRUPTCY AND INSOLVENCY
JUDICIAL DISTRICT OF SAINT JOHN

IN THE MATTER OF THE JOINT PROPOSALS OF
Convergix Inc., Cynaptec Information Systems Inc., InteliSys Acquisition Inc., InteliSys (Ns) Co., InteliSys Aviation Systems Inc.

AMENDED JOINT PROPOSAL FOR COURT APPROVAL
(Amended at the Meeting of Creditors Held September 29, 2006 at 1:30 pm and re-convened October 3, 2006 at 10:00 am
This Amended Proposal supersedes and replaces all versions of the Proposal dated prior to 11.30 am on October 3, 2006b)

Convergix Inc., Cynaptec Information Systems Inc., InteliSys Acquisition Inc., InteliSys (Ns) Co., InteliSys Aviation Systems Inc., the above-named debtors (hereinafter called the "Corporation") hereby submit the following joint proposal (the "Proposal") under the Bankruptcy and Insolvency Act (the "Act"):

Newco

1. The existing employees of the Corporation and a group of new equity investors have incorporated a new company, 627450 NB Inc. (Newco) for the purpose of acquiring all assets of the Corporation.

Newco will purchase all assets of the Corporation as follows:

i. $200,000 in cash (Cash);
ii. $250,000 in Newco Notes; see paragraphs 8.2.1 and 9 below;

The purchase and sale is subject to paragraphs 10 Conditions Precedent and 12 Events to occur after Court Approval but before Certificate of Full Performance is issued.

Secured Creditors

2. Payment of the claims of the secured creditors shall be made in the following manner:

Secured claims shall be assumed by Newco. Newco shall make satisfactory arrangements with the holders of secured creditors to assume those claims.

Preferred Claims

3. Payment in priority to all other claims of all claims directed by the said Act to be so paid in the distribution of the property of a bankrupt shall be provided for as follows:

   Preferred claims, without interest, to be paid in full in priority to all claims of ordinary creditors.

Fees and Expenses

4. Provision for payment of all proper fees and expenses of the trustee, proper fees and expenses of the financial advisor Grant Thornton Limited and the legal costs of the trustee and the Corporation on and incidental to the proceedings arising out of this Proposal, including the preparation of this Proposal, shall be made in the following manner:

   All such fees and expenses shall be paid in priority to all claims of preferred and ordinary creditors.

Crown Claims

5. All claims of Her Majesty in right of Canada or a province of a kind that could be subject to a demand under subsection 224(1.2) of the Income Tax Act (Canada) or under any substantially similar provision of provincial legislation and that were outstanding on the date of the filing of the notice of intention shall be paid in full within six (6) months of the date of court approval of this Proposal.

Landlord Claim - Disclaimer

6. In the case of the lease of real property disclaimed or repudiated by the Corporation pursuant to subsection 65.2(1) of the Act, the landlord affected by the disclaimer or repudiation may file a proof of claim for its actual losses resulting from the disclaimer of its lease by the Corporation. The actual loss being defined as the difference between the old and new monthly rental rates of $9,583 and $2,000 respectively, for a period of five months. The landlord shall rank as an Ordinary Class A Creditor as defined below in paragraph 8.1.1.

Employees

7. In the case of employees and former employees of the Corporation, amounts equal to the amounts that they would be qualified to receive under paragraph 136(1)(d) of the Act if the Corporation became bankrupt on the date of court approval of this Proposal, shall be paid to the employees and former employees of the Corporation forthwith after court approval of this Proposal.

EXHIBIT H pg 6 of 11

Schedule 'A' pg 3 of 8

Ordinary Creditors - Unsecured Claims

8.1 Classes

For the purpose of this Proposal all Ordinary Creditors shall be divided into the following separate classes:

8.1.1 Class A Creditors

Class A Creditors shall be those persons with claims not referred to in paragraphs 2,3,4, 5 and 7 of this Proposal, including claims of every nature and kind whatsoever, whether due or not due for payment as of the date of the Notice of Intention, and including contingent or unliquidated claims arising out of any transaction entered into by the Corporation prior to the date of the Notice of Intention, save and except for the claim of InteliSys Aviations Systems of America Inc. (IYSA);

8.1.2 Class B Creditor

The Class B Creditor shall be IYSA;

8.1.3 Class C Creditors

Class C Creditors shall be those persons who are employees and former employees with claims over and above the amounts to be paid under section 136(1)(d) of the Act, as described in paragraph 7 above.

8.2 Payment of Unsecured claims

Claims of Ordinary Creditors will be paid as follows:

8.2.1 Class A Creditors

Class A Creditors shall receive on a prorata basis, the balance of the Cash from the sale of assets to Newco, after payments are made under paragraphs 3, 4, 5 and 7 above.

The first $150 of each claim shall be paid in full in Cash.

Class A Creditors collectively, shall beneficially receive $200,000 in Newco Notes which will be issued on a prorata basis to the Class A Creditors who have proven their claims on the date that the cash distribution is made by the Trustee.

EXHIBIT H pg 7 of 11 Schedule 'A' pg 4 of 8

Those Class A Creditors who receive Newco Notes will hereinafter be defined as Noteholders. . The terms Noteholders and Class A Creditors will be used interchangeably in the remainder of text of this Proposal._The definition of Noteholders survives the repayment of the Newco Notes.

The Cash and the Newco Notes will be paid and issued forthwith upon issuance of the vesting order referred to in paragraph 12.. The Newco Notes attributable to the Noteholders will be issued to A.C. Poirier & Associates Inc. in its capacity as agent for the Noteholders (the "Agent") and not in its capacity as Trustee and not in its personal capacity. The Newco Notes issued to the Superintendent of Bankruptcy (the "SIB") on account of the Levy under section 147 of the Act shall be distributed to the SIB or retained by the Agent, at the sole discretion of the SIB. Newco shall also grant a security interest in all of its assets by way of a general security agreement (the "GSA") in favour of the Agent to secure Newco's obligations under the Newco Notes. The GSA will be subordinate to Secured creditors noted in paragraph 2 above and any security to be taken by a financial institution who may advance funds to Newco in the future. The subordination of the BDC security assignee will be limited to the amount outstanding under the BDC loan at the time that it was assigned (estimated at $21,000), plus interest and costs accruing thereon in accordance with its terms. The Agent's sole responsibilities are to:

- Receive the annual financial statements accompanied by a Chartered Accountant's Review Engagement or Audit Report of Newco and verify Newco's calculation of the amount to be distributed by Newco pursuant to the terms of the Newco Notes. The Agent shall be entitled to rely upon the financial statements provided by Newco without further inquiry. The Agent shall have the right and be required to call upon ACOA, the major creditor, in its verification of its amounts to be reviewed and distributed.
- Receive the funds paid by Newco on account of the Newco Notes and to distribute said funds to the Noteholders and, if applicable, the SIB.
- Execute any subordination agreement to subordinate the GSA to security taken by a financial institution advancing loans to Newco provided that the notes are not in default.
- Give notice to the Noteholders within 30 days of default. Default shall be (i) failure to deliver annual financial statements and the calculation of the distribution under the Newco Notes within 90-days of Newco's fiscal year-end; (ii) failure to make payment due under the Newco Notes to the Agent within 120 days of Newco's fiscal year-end; and failure to pay the Agent's costs within 30 days of billing; (iii) transfer of Newco's Intellectual Property.
- In the event that the Newco Notes are in default or if the Agent deems it appropriate to do so, the Agent shall be entitled to call a meeting of Noteholders on 10-days written-notice to receive instructions. Any matters before the meeting shall be determined by a majority of the Noteholders present and voting by dollar-value of their Notes

All costs associated with the work of the Agent in fulfilling the Agent's responsibilities shall be paid, within 30-days of billing, by Newco. The Agent shall be entitled to engage legal counsel in its sole and unfettered discretion to advise the Agent on any matter in connection with the Agent's responsilibities and the fees and costs of such legal counsel shall be paid by Newco.

8.2.2 Class B Creditor

The Class B Creditor shall forgive the debt owed by the Corporation;

For greater certainty, the Class B Creditor shall not receive any of the Cash or Newco Notes from the sale of the Corporation's assets to Newco.

8.2.3 Class C Creditors

Class C Creditors collectively, shall receive $50,000 in Newco Notes to be distributed on a prorata basis. These notes shall be subordinated to those notes issued to Class A Creditors and only paid after the capital on Newco Notes to Class A Creditors have been paid in full.

The Newco Notes will be issued forthwith after Court Approval of this Proposal.

Newco Notes

9. The major attributes of the Newco Notes will be as follows:

   i. 8% interest calculated and payable annually.
   ii. Capital repayable annually in payments equivalent to 50% of Net After Tax Income above $100,000, based on present salaries and prior to any bonuses paid to employees.
   iii. Due in full no later than three years after the date of Court Approval of this Proposal;
   iv. The notes issued to Class A creditors shall be secured as described in paragraph 8.2.1 above;
   v. The notes issued to Class C Creditors will be subordinated and paid only after the notes to Class A Creditors have been paid in full and shall be unsecured;
   vi. Discounted face value for early redemption;
      - Prior to having attained the profit level described in paragraph 9ii above, Newco may at its sole discretion, redeem in whole or in part the outstanding Newco Notes as follows:

        a. at 80% of face value plus interest if redeemed within one year after the date of Court Approval of this Proposal;
        b. at 90% of face value plus interest if redeemed one year after but before two years from the date of Court Approval of this Proposal;
        c. Notes under $1,000 issued to Class A Creditors may, be redeemed collectively at 80% of face value plus interest anytime prior to the date one year after Court Approval of this Proposal;

EXHIBIT H pg 9 of 11
Schedule 'A'
pg 6 of 8

vii. Class A creditors other than those referred in paragraph 9vi c, may chose to opt out of the discounted early redemption provision discussed in paragraphs 9vi a and b by advising the Trustee in writing by registered mail no later than 21 days after court approval of this proposal.

Conditions Precedent

10. As provided for in the Act, the arrangements set out in this Proposal will not take effect unless the conditions set forth below are substantially satisfied on or before the date of Court Approval of this Proposal.

    (a). All approvals and consents to the Proposal that may be required have been obtained including the approval of the statutory majority of all classes of ordinary creditors, save and except for those approvals noted in paragraph 12 below.

    (b). The Proposal of IYSA has been approved concurrently by the Creditors and the Court.

    (c). Receipt of written confirmation from Newco that it will not transfer its Intellectual property during the period of time that Newco Notes remain outstanding.

Compromise Effective for all Purposes

11. The payment, compromise or other satisfaction of any claim under this Proposal shall be binding upon such creditor, its heirs, executors, administrators, successors and assigns, for all purposes and shall also be effective to relieve any third party directly or indirectly liable for such indebtedness, whether as guarantor, indemnitor, tenant, director, joint covenantor, principal or otherwise.

Events to occur after Court Approval but before Certificate of Full Performance is issued

12. The following events will have to occur after Court Approval but before the Certificate of Full Performance is issued by the Trustee, all of which must occur no later than 30 days after Court Approval of the Proposal:

    (a). Any approvals and consents have been received from Secured Creditors as noted in paragraph 2, approval of all relevant financing by Newco's equity investors and receipt of confirmation on the eligibility of the New Brunswick Tax credit for that equity investment;

    (b)The sale of the Corporation's assets to Newco has been finalized and a Vesting Order to that effect has been granted in favor of Newco. Newco may at its sole discretion, waive this requirement for a Vesting Order.

    (c) Approval of the Custodian Agreement noted in paragraph 17 below.

Trustee

13. A.C. Poirier & Associates Inc. (the "Trustee"), of the City of St. John, in the Province of New Brunswick, shall be the Trustee under this proposal and all monies payable pursuant to this Proposal shall be paid to the Trustee, and all Newco Notes shall be delivered to the Trustee who will distribute all such payments and Newco Notes in accordance with the terms of this Proposal.

Inspectors

14. At the statutory meeting of creditors to be held to consider this Proposal, the creditors may appoint the sole inspector who will be a representative of Atlantic Canada Opportunities Agency (ACOA) under this Proposal and whose powers shall be restricted to:

    (a). advising the trustee in respect of such matters as may be referred to the inspectors by the trustee, including but not necessarily limited to the approval of the Custodian Agreement described in paragraph 17 below and the power to extend the time required in paragraph 12 for an additional 30 days;
    (b). advising the Trustee concerning any dispute that may arise as to the validity of claims of preferred and ordinary creditors under this Proposal; and
    (c). approving the Trustee's final statement of receipts and disbursements.

Certificate of Full Performance

15. Payment of the Cash to the Trustee, delivery of the Newco Notes and the General Security Agreement to the Trustee in accordance with this Proposal and execution of the Custodian Agreement shall constitute full performance in accordance with section 65.3 of the Act and the Trustee shall, upon receipt, issue a certificate of full performance.

Income Taxes

16. The Corporation, upon acceptance of this Proposal by its creditors and approval by the Court, irrevocably undertakes that it will not claim any Canadian Residual Losses in any future Canadian income tax filings. "Canadian Residual Losses" are those capital losses and non-capital losses existing as at June 29, 2006, less the amount of debt forgiveness resulting from the completion of this Proposal. The Corporation further undertakes to advise the Canada Revenue Agency, in writing, of this undertaking and wind up forthwith after the Trustee has issued the Certificate of Full Performance referred to in paragraph 15.

Windfall Provision

17. Certain of the current employees of the Corporation shall become common shareholders of Newco (the "Employee Shareholders"). The Employee Shareholders agree to place with A.C. Poirier & Associates Inc., as custodian (the "Custodian"), and not as Trustee under this proposal, common shares owned by the Employee Shareholders representing 15% of the total common share equity of Newco. The intent is that the shares be held by the Custodian until the earlier of a Triggering Event or the expiry of three years after Court Approval of the Proposal. In the event that the Newco Notes are in default, the three year period is extended to five years. If a Triggering Event occurs then the beneficial ownership of the shares is to be irrevocably transferred to the Noteholders or its assignee.. A Triggering Event shall be defined as: (i) the sale of the intellectual property of Newco , (ii) the sale of more than 51% of the initial common shares of Newco to an outside party. (iii) the initiation of any process to take Newco public. Should a Triggering event occur, a Class A Creditor may chose to have the shares to which it is entitled held in trust by the Custodian for the Class A Creditor's benefit. If a Triggering Event occurs and the beneficial ownership is transferred to the Class A Creditors, the transfer must be income tax neutral for the Employee Shareholders. All costs of the Custodian are to be born by Newco. The Inspector shall approve the final form of the agreement (the "Custodian Agreement") governing the rights and responsibilities of the Custodian, which agreement must also be satisfactory to the Custodian. The Custodian Agreement must be completed prior to the closing of the transaction between Newco and the Corporation.

Dated at Shediac New Brunswick this 3 day of October, 2006.

Convergix Inc., Cynaptec Information Systems Inc., InteliSys Acquisition Inc., InteliSys (NS) Co., InteliSys Aviation Systems Inc.

By: ____________________
Jock English COO

EXHIBIT I pg 1 of 17

Court No: 12515
Estate No: 51-886878

In The Matter Of The Proposal Of
INTELISYS AVIATION SYSTEMS OF AMERICA INC.
(the "Debtor")

MINUTES OF RECONVENED MEETING OF CREDITORS
to consider the proposal (the "Proposal") of the Debtor
held at 10:30 am, October 3, 2006
at the office of Grant Thornton
Suite 500, 633 Main Street, Moncton, NB

Robert Powell of the Trustee acted as the Chairman and Secretary of the meeting. The meeting was moved to a board room on the 6th floor of 633 Main Street, Moncton, NB, in order to accommodate the number of people attending the meeting. There being a quorum, the Chairman declared the meeting to be duly constituted. All parties present and participating in the meeting were requested to sign the attendance sheet. The claims register and attendance sheet are attached hereto.

The start of the meeting had been delayed due to the length of the meeting to consider the amended joint proposal of The Canadian Intelisys Group of Companies that occurred immediately prior to this meeting. ACOA was the only creditor present in person for the current meeting was also a creditor in the prior meeting for the amended joint proposal. ACOA consented to the delayed start of the current meeting.

The Chairman advised the meeting that:

- The meeting was a continuation of the meeting that had been commenced at 2:00 pm on September 29, 2006.
- The meeting had been adjourned in order to: (1) give the Debtor and ACOA and opportunity to see if common ground could be reached on the terms of the Proposal and (2) to give the Debtor and opportunity to resolve a Board of Directors governance issue raised by one of the directors prior to the commencement of the meeting on September 29, 2006.
- Only those creditors with claims filed prior to the commencement of the meeting at 2:00 pm on September 29, 2006 were entitled to vote.
- the amended joint proposal of The Canadian Intelisys Group of Companies had been approved at the meeting preceding this meeting.

The Chairman advised the meeting that the amended Proposal of the Debtor had been revised to incorporate paragraph 9 dealing with the Debtor's undertaking not to use tax losses. A copy of the amended proposal is attached hereto as the "Second Amended Proposal".

The Chairman advised the meeting that all claims filed were available for inspection. The Chairman inquired as to whether or not there were any matters to be put before the meeting or discussed prior to the vote. There being no such matters, the Chairman requested a vote on the amended Proposal. There was unanimous approval of the amended Proposal and the Chairman declared the amended Proposal to be approved subject only Court Approval.

The appointment of inspectors was discussed and no inspectors were appointed.

There being no further business, Ms. Christie moved to adjourn the meeting. There being no objections, the Chairman declared the meeting adjourned.

CHAIRMAN/SECRETARY

____

Attachments: Attendance Sheet
Claims Register
List of All Creditors (Voting Register)
Second Amended Proposal

EXHIBIT I pg 3 of 17

ATTENDANCE SHEET

Creditor Meeting, Reconvened October 3, 2006

Location:
A.C. Poirier & Associates Inc.
~~Unit #100, ATCAN PLAZA, 1405 Mountain Road, Moncton, NB~~
Suite 500/600, 633 Main St., Moncton.

In the Matter of the Proposal of
INTELISYS AVIATION SYSTEMS OF AMERICA INC.

NAME	REPRESENTING	SIGNATURE	AMOUNT OF CLAIM
Robert Powell	Trustee	[signature]	
Jock English	C.O.O. - Debtor	[signature]	
Dan Rozon	Grant Thornton	[signature]	—
Bonnie Christie	ACOA	[signature]	$851,414.89
Don Boudreau	ACOA	[signature]	$851,414.85
Kevin Comeau	Debtor / Emasta	[signature]	—
Lillian Surette	CRA	[signature]	OBSERVER
Bernard Fontaine	PNB	[signature]	observer
Frank Kays	Self - Creditor	[signature]	—

A.C. Poirier & Associates Inc. - Trustee
CLAIMS REGISTER
IN THE MATTER OF THE PROPOSAL OF
INTEL_ASAI - INTELISYS AVIATION SYSTEMS OF AMERICA INC.

EXHIBIT I pg 9 of 17

N°	Name	Amount of Claim	Proof Filed	Amount Filed	Vote Class	Claim Status	Amount Admitted	Rank	Proxy Filed
	Unsecured								
1	American Stock Transfer & Trust	1.00	No	0.00		N	0.00		No
2	Atlantic Canada Opportunities Agency Ms. Bonnie Christie	886,599.00	Yes	851,414.89		Y	851,414.89		No
3	David Lubin & Associates	2,000.00	No	0.00		N	0.00		No
4	Medailian Consulting	1.00	No	0.00		N	0.00		No
5	Medallion Capital Corp.	6,747.29	No	0.00		N	0.00		No
6	Mr. Don Orr	1.00	Yes	148,978.40		Y	148,978.40		No
7	PR Newswire	270.00	No	0.00		N	0.00		No
8	Sherb & Co., LLP	43,500.00	Yes	41,795.00		Y	41,795.00		No
9	The Depository Trust Company	1,120.00	No	0.00		N	0.00		No
	Total - Unsecured	**940,239.29**		**1,042,188.29**			**1,042,188.29**		
	Number of Creditors Printed = 9	**940,239.29**		**1,042,188.29**			**1,042,188.29**		

A.C. Poirier & Associates Inc. - Trustee
In the Matter of the Proposal of
INTELISYS AVIATION SYSTEMS OF AMERICA INC EXHIBIT I pg. 5 of 17
List of all Creditors

Class	Type	Creditor Name	Account Number	Amount Proven	Proxy	Letter	Persor
	U	Atlantic Canada Opportunities Agency		851,414.89		Y	
	U	Mr. Don Orr		148,978.40		Y	
	U	Sherb & Co., LLP	18435	41,795.00		Y	

Creditors Printed = 3

Class	Votes Cast		Dollar Value of Claims		Percent by Number of Votes		Percent by Dollar Value		Result	
	Yes	No	Yes	No	Yes	No	Yes	No	By Votes	By Value
	3	0	042,188.29	0.00	100.00	0.00	100.00	0.00	Acc.	Acc.

EXHIBIT I pg 7 of 17

Court No. 12515
Estate No. 51-886878

IN THE COURT OF QUEEN'S BENCH OF NEW BRUNSWICK
IN BANKRUPTCY AND INSOLVENCY
JUDICIAL DISTRICT OF SAINT JOHN

IN THE MATTER OF THE PROPOSAL OF
INTELISYS AVIATION SYSTEMS OF AMERICA INC.
Having its head office in the town of
Shediac, Province of New Brunswick

SECOND AMENDED PROPOSAL
(Amended at the Meeting of Creditors Held September 29, 2006 at 2:00 pm and re-convened October 3, 2006 at 10:30 am). This Second Amended Proposal supersedes and replaces the original proposal dated August 31, 2006 and the amended proposal dated September 12, 2006)

INTELISYS AVIATION SYSTEMS OF AMERICA INC., the above-named debtor (hereinafter called the ''Corporation'') hereby submits the following second amended proposal (the "Proposal") under the Bankruptcy and Insolvency Act (the ''Act''):

Secured Creditors

1. Payment of the claims of the secured creditors shall be made in the following manner:

   The holders of secured claims shall be paid in accordance with the present arrangements existing between the Corporation and the holders of secured claims, or as may be arranged between the Corporation and the holders of secured claims.

Preferred Claims

2. Payment in priority to all other claims of all claims directed by the said Act to be so paid in the distribution of the property of a bankrupt shall be provided for as follows:

   Preferred creditors will accept in full and final settlement the Bonds and NewCo Notes from the Joint Proposal of ConvergIX Inc., Dynamic Information Systems Inc., Intelisys NS Co., Intelisys Acquisition Systems Inc., ("Canadian Intelisys Group of Companies") in full and final settlement of any and all obligations of the Corporation.

Fees and Expenses

3. Provision for payment of all proper fees and expenses of the trustee, of

EXHIBIT I pg 8 of 17

the financial advisor Grant Thornton Limited and the legal costs of the trustee and the Corporation on and incidental to the proceedings arising out of this proposal, including the preparation of this proposal, shall be paid in priority to all claims of preferred and ordinary creditors or as arranged with the Corporation.

Crown Claims

4. All claims of Her Majesty in right of Canada or a province of a kind that could be subject to a demand under subsection 224(1.2) of the Income Tax Act (Canada) or under any substantially similar provision of provincial legislation and that were outstanding on the date of the filing of the notice of intention shall be paid in full within 90 days of the date of court approval of this proposal.

Ordinary Creditors - Unsecured Claims

5. Provision for settlement of all claims of ordinary creditors, being those persons with claims not referred to in paragraphs 1 to 4 inclusive of this proposal, including claims of every nature and kind whatsoever, whether due or not due for payment as of the date of this proposal, and including contingent or unliquidated claims arising out of any transaction entered into by the Corporation prior to the date of this proposal, which creditors shall herein be referred to as ''ordinary creditors'', shall be made as follows:

> The first $1,250 of each Ordinary claim shall be paid in full within two months of Court Approval of this Proposal, as to the balance of the claims, Ordinary creditors will accept in full and final settlement the funds and Newco Notes from the Joint Proposal of the Canadian Intelisys Group of Companies in full and final settlement of any and all obligations of the Corporation.

Deemed Approval of the Joint Proposal of the Canadian InteliSys Group of Companies

6. Approval of this proposal by the Statutory majority of creditors of the Corporation shall be deemed to be approval of the Joint Proposal of the Canadian InteliSys Group of Companies attached as Schedule "A" hereto.

Trustee

7. A.C. Poirier & Associates Inc., of the City of St. John, in the Province of New Brunswick, shall be the trustee under this proposal.

EXHIBIT I pg 9 of 17

Compromise Effective for all Purposes

8. The payment, compromise or other satisfaction of any Claim under this Proposal shall be binding upon such Creditor, its heirs, executors, administrators, successors and assigns, for all purposes and shall also be effective to relieve any third party directly or indirectly liable for such indebtedness, whether as guarantor, indemnitor, tenant, director, joint covenantor, principal or otherwise.

Income Taxes

9. The Corporation, upon acceptance of this Proposal by its creditors and approval by the Court, irrevocably undertakes that it will not claim any Canadian Residual Losses in any future Canadian income tax filings. "Canadian Residual Losses" are those capital losses and non-capital losses existing as at August 3, 2006, less the amount of debt forgiveness resulting from the completion of this Proposal. The Corporation further undertakes to advise the Canada Revenue Agency, in writing, of this undertaking.

Certificate of Full Performance

14. Payment of the funds provided for in section 5 of this Proposal and the issuance of a certificate of full performance of proposal in connection the Joint Proposal of the Canadian Group of Intelisys Companies shall constitute full performance in accordance with section 65.3 of the Act and the Trustee shall, upon receipt, issue a certificate of full performance.

Dated at Moncton, New Brunswick this 3rd day of October, 2006.

INTELISYS AVIATION SYSTEMS OF AMERICA INC.

By: ____________________
Jack English, C.O.

EXHIBIT I pg 10 of 17

Schedule 'A' pg 1 of 8

Court Numbers: 12381, 12382, 12383, 12384, and 12385
Estates Numbers: 51-879293, 879309, 879319, 879326, and 879332

IN THE COURT OF QUEEN'S BENCH OF NEW BRUNSWICK
IN BANKRUPTCY AND INSOLVENCY
JUDICIAL DISTRICT OF SAINT JOHN

IN THE MATTER OF THE JOINT PROPOSALS OF Convergix Inc., Cynaptec Information Systems Inc., InteliSys Acquisition Inc., InteliSys (Ns) Co., InteliSys Aviation Systems Inc.

AMENDED JOINT PROPOSAL FOR COURT APPROVAL
(Amended at the Meeting of Creditors Held September 29, 2006 at 1:30 pm and re-convened October 3, 2006 at 10:00 am
This Amended Proposal supersedes and replaces all versions of the Proposal dated prior to 11.30 am on October 3, 2006b)

Convergix Inc., Cynaptec Information Systems Inc., InteliSys Acquisition Inc., InteliSys (Ns) Co., InteliSys Aviation Systems Inc., the above-named debtors (hereinafter called the "Corporation") hereby submit the following joint proposal (the "Proposal") under the Bankruptcy and Insolvency Act (the "Act"):

Newco

1. The existing employees of the Corporation and a group of new equity investors have incorporated a new company, 627450 NB Inc. (Newco) for the purpose of acquiring all assets of the Corporation.

Newco will purchase all assets of the Corporation as follows:

i. $200,000 in cash (Cash);
ii. $250,000 in Newco Notes; see paragraphs 8.2.1 and 9 below;

The purchase and sale is subject to paragraphs 10 Conditions Precedent and 12 Events to occur after Court Approval but before Certificate of Full Performance is issued.

Secured Creditors

2. Payment of the claims of the secured creditors shall be made in the following manner:

Secured claims shall be assumed by Newco. Newco shall make satisfactory arrangements with the holders of secured creditors to assume those claims.

EXHIBIT I pg 11 of 17
Schedule 'A' pg 2 of 8

Preferred Claims

3. Payment in priority to all other claims of all claims directed by the said Act to be so paid in the distribution of the property of a bankrupt shall be provided for as follows:

   Preferred claims, without interest, to be paid in full in priority to all claims of ordinary creditors.

Fees and Expenses

4. Provision for payment of all proper fees and expenses of the trustee, proper fees and expenses of the financial advisor Grant Thornton Limited and the legal costs of the trustee and the Corporation on and incidental to the proceedings arising out of this Proposal, including the preparation of this Proposal, shall be made in the following manner:

   All such fees and expenses shall be paid in priority to all claims of preferred and ordinary creditors.

Crown Claims

5. All claims of Her Majesty in right of Canada or a province of a kind that could be subject to a demand under subsection 224(1.2) of the Income Tax Act (Canada) or under any substantially similar provision of provincial legislation and that were outstanding on the date of the filing of the notice of intention shall be paid in full within six (6) months of the date of court approval of this Proposal.

Landlord Claim - Disclaimer

6. In the case of the lease of real property disclaimed or repudiated by the Corporation pursuant to subsection 65.2(1) of the Act, the landlord affected by the disclaimer or repudiation may file a proof of claim for its actual losses resulting from the disclaimer of its lease by the Corporation. The actual loss being defined as the difference between the old and new monthly rental rates of $9,583 and $2,000 respectively, for a period of five months. The landlord shall rank as an Ordinary Class A Creditor as defined below in paragraph 8.1.1.

Employees

7. In the case of employees and former employees of the Corporation, amounts equal to the amounts that they would be qualified to receive under paragraph 136(1)(d) of the Act if the Corporation became bankrupt on the date of court approval of this Proposal, shall be paid to the employees and former employees of the Corporation forthwith after court approval of this Proposal.

EXHIBIT I pg 12 of 17
Schedule 'A'
pg 3 of 8

Ordinary Creditors - Unsecured Claims

8.1 Classes

For the purpose of this Proposal all Ordinary Creditors shall be divided into the following separate classes:

8.1.1 Class A Creditors

Class A Creditors shall be those persons with claims not referred to in paragraphs 2,3,4, 5 and 7 of this Proposal, including claims of every nature and kind whatsoever, whether due or not due for payment as of the date of the Notice of Intention, and including contingent or unliquidated claims arising out of any transaction entered into by the Corporation prior to the date of the Notice of Intention, save and except for the claim of InteliSys Aviations Systems of America Inc. (IYSA);

8.1.2 Class B Creditor

The Class B Creditor shall be IYSA;

8.1.3 Class C Creditors

Class C Creditors shall be those persons who are employees and former employees with claims over and above the amounts to be paid under section 136(1)(d) of the Act, as described in paragraph 7 above.

8.2 Payment of Unsecured claims

Claims of Ordinary Creditors will be paid as follows:

8.2.1 Class A Creditors

Class A Creditors shall receive on a prorata basis, the balance of the Cash from the sale of assets to Newco, after payments are made under paragraphs 3, 4, 5 and 7 above.

The first $150 of each claim shall be paid in full in Cash.

Class A Creditors collectively, shall beneficially receive $200,000 in Newco Notes which will be issued on a prorata basis to the Class A Creditors who have proven their claims on the date that the cash distribution is made by the Trustee.

EXHIBIT I pg 13 of 17 Schedule 'A' pg 4 of 8

Those Class A Creditors who receive Newco Notes will hereinafter be defined as Noteholders. . The terms Noteholders and Class A Creditors will be used interchangeably in the remainder of text of this Proposal._The definition of Noteholders survives the repayment of the Newco Notes.

The Cash and the Newco Notes will be paid and issued forthwith upon issuance of the vesting order referred to in paragraph 12.. The Newco Notes attributable to the Noteholders will be issued to A.C. Poirier & Associates Inc. in its capacity as agent for the Noteholders (the "Agent") and not in its capacity as Trustee and not in its personal capacity. The Newco Notes issued to the Superintendent of Bankruptcy (the "SIB") on account of the Levy under section 147 of the Act shall be distributed to the SIB or retained by the Agent, at the sole discretion of the SIB. Newco shall also grant a security interest in all of its assets by way of a general security agreement (the "GSA") in favour of the Agent to secure Newco's obligations under the Newco Notes. The GSA will be subordinate to Secured creditors noted in paragraph 2 above and any security to be taken by a financial institution who may advance funds to Newco in the future. The subordination of the BDC security assignee will be limited to the amount outstanding under the BDC loan at the time that it was assigned (estimated at $21,000), plus interest and costs accruing thereon in accordance with its terms. The Agent's sole responsibilities are to:

- Receive the annual financial statements accompanied by a Chartered Accountant's Review Engagement or Audit Report of Newco and verify Newco's calculation of the amount to be distributed by Newco pursuant to the terms of the Newco Notes. The Agent shall be entitled to rely upon the financial statements provided by Newco without further inquiry. The Agent shall have the right and be required to call upon ACOA, the major creditor, in its verification of its amounts to be reviewed and distributed.
- Receive the funds paid by Newco on account of the Newco Notes and to distribute said funds to the Noteholders and, if applicable, the SIB.
- Execute any subordination agreement to subordinate the GSA to security taken by a financial institution advancing loans to Newco provided that the notes are not in default.
- Give notice to the Noteholders within 30 days of default. Default shall be (i) failure to deliver annual financial statements and the calculation of the distribution under the Newco Notes within 90-days of Newco's fiscal year-end; (ii) failure to make payment due under the Newco Notes to the Agent within 120 days of Newco's fiscal year-end; and failure to pay the Agent's costs within 30 days of billing; (iii) transfer of Newco's Intellectual Property.
- In the event that the Newco Notes are in default or if the Agent deems it appropriate to do so, the Agent shall be entitled to call a meeting of Noteholders on 10-days written-notice to receive instructions. Any matters before the meeting shall be determined by a majority of the Noteholders present and voting by dollar-value of their Notes

All costs associated with the work of the Agent in fulfilling the Agent's responsibilities shall be paid, within 30-days of billing, by Newco. The Agent shall be entitled to engage legal counsel in its sole and unfettered discretion to advise the Agent on any matter in connection with the Agent's responsilibities and the fees and costs of such legal counsel shall be paid by Newco.

8.2.2 Class B Creditor

The Class B Creditor shall forgive the debt owed by the Corporation;

For greater certainty, the Class B Creditor shall not receive any of the Cash or Newco Notes from the sale of the Corporation's assets to Newco.

8.2.3 Class C Creditors

Class C Creditors collectively, shall receive $50,000 in Newco Notes to be distributed on a prorata basis. These notes shall be subordinated to those notes issued to Class A Creditors and only paid after the capital on Newco Notes to Class A Creditors have been paid in full.

The Newco Notes will be issued forthwith after Court Approval of this Proposal.

Newco Notes

9. The major attributes of the Newco Notes will be as follows:

   i. 8% interest calculated and payable annually.
   ii. Capital repayable annually in payments equivalent to 50% of Net After Tax Income above $100,000, based on present salaries and prior to any bonuses paid to employees.
   iii. Due in full no later than three years after the date of Court Approval of this Proposal;
   iv. The notes issued to Class A creditors shall be secured as described in paragraph 8.2.1 above;
   v. The notes issued to Class C Creditors will be subordinated and paid only after the notes to Class A Creditors have been paid in full and shall be unsecured;
   vi. Discounted face value for early redemption;
      - Prior to having attained the profit level described in paragraph 9ii above, Newco may at its sole discretion, redeem in whole or in part the outstanding Newco Notes as follows:

        a. at 80% of face value plus interest if redeemed within one year after the date of Court Approval of this Proposal;
        b. at 90% of face value plus interest if redeemed one year after but before two years from the date of Court Approval of this Proposal;
        c. Notes under $1,000 issued to Class A Creditors may, be redeemed collectively at 80% of face value plus interest anytime prior to the date one year after Court Approval of this Proposal;

EXHIBIT I pg 15 of 17 Schedule 'A' pg 6 of 8

vii. Class A creditors other than those referred in paragraph 9vi c, may chose to opt out of the discounted early redemption provision discussed in paragraphs 9vi a and b by advising the Trustee in writing by registered mail no later than 21 days after court approval of this proposal.

Conditions Precedent

10. As provided for in the Act, the arrangements set out in this Proposal will not take effect unless the conditions set forth below are substantially satisfied on or before the date of Court Approval of this Proposal.

(a). All approvals and consents to the Proposal that may be required have been obtained including the approval of the statutory majority of all classes of ordinary creditors, save and except for those approvals noted in paragraph 12 below.

(b). The Proposal of IYSA has been approved concurrently by the Creditors and the Court.

(c). Receipt of written confirmation from Newco that it will not transfer its Intellectual property during the period of time that Newco Notes remain outstanding.

Compromise Effective for all Purposes

11. The payment, compromise or other satisfaction of any claim under this Proposal shall be binding upon such creditor, its heirs, executors, administrators, successors and assigns, for all purposes and shall also be effective to relieve any third party directly or indirectly liable for such indebtedness, whether as guarantor, indemnitor, tenant, director, joint covenantor, principal or otherwise.

Events to occur after Court Approval but before Certificate of Full Performance is issued

12. The following events will have to occur after Court Approval but before the Certificate of Full Performance is issued by the Trustee, all of which must occur no later than 30 days after Court Approval of the Proposal:

(a). Any approvals and consents have been received from Secured Creditors as noted in paragraph 2, approval of all relevant financing by Newco's equity investors and receipt of confirmation on the eligibility of the New Brunswick Tax credit for that equity investment;

(b)The sale of the Corporation's assets to Newco has been finalized and a Vesting Order to that effect has been granted in favor of Newco. Newco may at its sole discretion, waive this requirement for a Vesting Order.

(c) Approval of the Custodian Agreement noted in paragraph 17 below.

Schedule 'A' pg 7 of 8

Trustee

13. A.C. Poirier & Associates Inc. (the "Trustee"), of the City of St. John, in the Province of New Brunswick, shall be the Trustee under this proposal and all monies payable pursuant to this Proposal shall be paid to the Trustee, and all Newco Notes shall be delivered to the Trustee who will distribute all such payments and Newco Notes in accordance with the terms of this Proposal.

Inspectors

14. At the statutory meeting of creditors to be held to consider this Proposal, the creditors may appoint the sole inspector who will be a representative of Atlantic Canada Opportunities Agency (ACOA) under this Proposal and whose powers shall be restricted to:

    (a). advising the trustee in respect of such matters as may be referred to the inspectors by the trustee, including but not necessarily limited to the approval of the Custodian Agreement described in paragraph 17 below and the power to extend the time required in paragraph 12 for an additional 30 days;
    (b). advising the Trustee concerning any dispute that may arise as to the validity of claims of preferred and ordinary creditors under this Proposal; and
    (c). approving the Trustee's final statement of receipts and disbursements.

Certificate of Full Performance

15. Payment of the Cash to the Trustee, delivery of the Newco Notes and the General Security Agreement to the Trustee in accordance with this Proposal and execution of the Custodian Agreement shall constitute full performance in accordance with section 65.3 of the Act and the Trustee shall, upon receipt, issue a certificate of full performance.

Income Taxes

16. The Corporation, upon acceptance of this Proposal by its creditors and approval by the Court, irrevocably undertakes that it will not claim any Canadian Residual Losses in any future Canadian income tax filings. "Canadian Residual Losses" are those capital losses and non-capital losses existing as at June 29, 2006, less the amount of debt forgiveness resulting from the completion of this Proposal. The Corporation further undertakes to advise the Canada Revenue Agency, in writing, of this undertaking and wind up forthwith after the Trustee has issued the Certificate of Full Performance referred to in paragraph 15.

Windfall Provision

17. Certain of the current employees of the Corporation shall become common shareholders of Newco (the "Employee Shareholders"). The Employee Shareholders agree to place with A.C. Poirier & Associates Inc., as custodian (the "Custodian"), and not as Trustee under this proposal, common shares owned by the Employee Shareholders representing 15% of the total common share equity of Newco. The intent is that the shares be held by the Custodian until the earlier of a Triggering Event or the expiry of three years after Court Approval of the Proposal. In the event that the Newco Notes are in default, the three year period is extended to five years. If a Triggering Event occurs then the beneficial ownership of the shares is to be irrevocably transferred to the Noteholders or its assignee.. A Triggering Event shall be defined as: (i) the sale of the intellectual property of Newco , (ii) the sale of more than 51% of the initial common shares of Newco to an outside party. (iii) the initiation of any process to take Newco public. Should a Triggering event occur, a Class A Creditor may chose to have the shares to which it is entitled held in trust by the Custodian for the Class A Creditor's benefit. If a Triggering Event occurs and the beneficial ownership is transferred to the Class A Creditors, the transfer must be income tax neutral for the Employee Shareholders. All costs of the Custodian are to be born by Newco. The Inspector shall approve the final form of the agreement (the "Custodian Agreement") governing the rights and responsibilities of the Custodian, which agreement must also be satisfactory to the Custodian. The Custodian Agreement must be completed prior to the closing of the transaction between Newco and the Corporation.

Dated at Shediac New Brunswick this 3 day of October, 2006.

Convergix Inc., Cynaptec Information Systems Inc., InteliSys Acquisition Inc., InteliSys (NS) Co., InteliSys Aviation Systems Inc.

By: ______________________
Jock English COO

EXHIBIT J pg 1 of 1

E-FILED 9/20/06

District of New Brunswick
Division No. 04-Moncton
Court No. 12515
Estate No. 51-886878

NOTICE OF HEARING OF APPLICATION FOR COURT APPROVAL OF PROPOSAL
(Paragraph 58(b))
IN THE COURT OF QUEEN'S BENCH OF NEW BRUNSWICK
NEW BRUNSWICK
IN BANKRUPTCY AND INSOLVENCY
IN THE MATTER OF THE AMENDED PROPOSAL OF
INTELISYS AVIATION SYSTEMS OF AMERICA INC.

Take notice that an application will be made to the Court at Court of Queen's Bench, In Bankruptcy and Insolvency 4th Floor, 110 Charlotte Street, Saint John, New Brunswick on the 4th day of October, 2006 at 9:30 AM to approve the proposal of INTELISYS AVIATION SYSTEMS OF AMERICA INC. accepted by the creditors at a meeting held on the 29th day of September, 2006.

Dated at Saint John, New Brunswick, this 20th day of September, 2006.

Trustee

A.C. POIRIER & ASSOCIATES INC.
401-133 Prince William Street
Saint John, New Brunswick, E2L 2B5
Tel. 506.634.1202 | Fax. 506.634.1205

EXHIBIT K pg 1 of 4

District of New Brunswick
Division No. 04-Moncton
Court No. 12515
Estate No. 51-886878

IN THE MATTER OF THE PROPOSAL OF
INTELISYS AVIATION SYSTEMS OF AMERICA INC.

AFFIDAVIT OF MAILING

I, the undersigned, of the Trustees office, A.C. Poirier & Associates Inc., hereby make oath and say:

That on the 20th day of September, 2006, I did cause to be sent by regular mail to parties listed on Exhibit A a copy of the document attached hereto as Exhibit B.

___ Angela Rodgers	___ Lindsay St. Onge
✓ Robert W. Powell	___ Kristi Neilsen
___ Ann C. Poirier	___ Dawn Murphy
___ Sandra Godin	___ Debbie Fowler
___ Silvia Carreira	___ Sonia Hart

SWORN before me in the City of Saint John, in the province of New Brunswick, this 20th day of September, 2006.

Kathleen Angela Marie Rodgers
A Commissioner of Oaths
My Commission expires December 31, 2007

Exhibit 'A'

Mr. John English
62 Bateman Street
Shediac, NB E4P 1G2

American Stock Transfer & Trust
59 Maiden Lane
New York, NY 10038

Atlantic Canada Opportunities Agency
Ms. Bonnie Christie
644 Main Street
Moncton, NB E1C 9J8

EXHIBIT K pg 2 of 4

David Lubin & Associates
92 Washington Avenue
Cedarhurst, NY 11516

Medallion Capital Corp.
1226 White Oaks Blvd.
Suite 10A
Oakville, ON L6H 2B9

Mr. Don Orr
c/o First Air
20 Cope Drive
Kanata, ON K2M 2V8

PR Newswire
810 - 7th Avenue
32nd Floor
New York, NY 10019

Sherb & Co., LLP
1900 NW Corporate Blvd.
Suite East 210
Boca Raton, FL 33431

The Depository Trust Company
Treasurers Department, 49th Floor
55 Water Street
New York, NY 10041

A.C. POIRIER & ASSOCIATES INC.

Exhibit 'B'
pg 1 of 2

MAILING ADDRESS:
133 PRINCE WILLIAM ST.
SUITE #401
SAINT JOHN, NB, E2L 2B5
TEL. 506-634-1202
FAX 506-634-1205
WWW.ACPINC.CA

EXHIBIT K pg 3 of 4

September 20, 2006

TO THE CREDITORS OF:

INTELISYS AVIATION SYSTEMS OF AMERICA INC.
OF THE TOWN OF SHEDIAC IN THE PROVINCE OF NEW BRUNSWICK
(the "Debtor")

On September 15, 2006, we mailed to you all of the statutory documents in relation to the Amended Proposal filed by Debtor. Included therewith was a notice of the creditors meeting to be held on September 29, 2006 at 2:00 pm.

The direct and indirect subsidiaries of the Debtor also filed a joint proposal (the "Joint Proposal") and the creditors meeting for the Joint Proposal is scheduled for September 29, 2006 at 1:30 pm. Due to the cash flow constaints of the companies, there is urgency to completing the transaction contemplated in the Joint Proposal. As a result, with the mailing of the Joint Proposal we also included Notice of Hearing of Application for Court Approval of the Joint Proposal scheduled for October 4, 2006.

The Joint Proposal includes conditions precedent including a condition that the Amended Proposal of the Debtor be accepted its creditors and approved by the Court, concurrently with the Joint Proposal.

We have therefore enclosed a Notice of Hearing of Application for Court Approval of the Debtor's Proposal scheduled for October 4, 2006.

DATED: September 20, 2006

A.C. POIRIER & ASSOCIATES INC.
Trustee in the Proposal of the Debtor

Per: Robert W. Powell, CA•CIRP
Trustee in Bankruptcy

Encl.

Exhibit 'B'
pg 2 of 2

EXHIBIT K pg 4 of 4

District of New Brunswick
Division No. 04-Moncton
Court No. 12515
Estate No. 51-886878

NOTICE OF HEARING OF APPLICATION FOR COURT APPROVAL
OF PROPOSAL
(Paragraph 58(b))
IN THE COURT OF QUEEN'S BENCH OF NEW BRUNSWICK
NEW BRUNSWICK
IN BANKRUPTCY AND INSOLVENCY
IN THE MATTER OF THE AMENDED PROPOSAL OF
INTELISYS AVIATION SYSTEMS OF AMERICA INC.

Take notice that an application will be made to the Court at Court of Queen's Bench, In Bankruptcy and Insolvency 4th Floor, 110 Charlotte Street, Saint John, New Brunswick on the 4th day of October, 2006 at 9:30 AM to approve the proposal of INTELISYS AVIATION SYSTEMS OF AMERICA INC. accepted by the creditors at a meeting held on the 29th day of September, 2006.

Dated at Saint John, New Brunswick, this 20th day of September, 2006.

Trustee

A.C. POIRIER & ASSOCIATES INC.
401-133 Prince William Street
Saint John, New Brunswick, E2L 2B5
Tel. 506.634.1202 | Fax. 506.634.1205

BPE0350